J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan SMID Cap Equity Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated August 17, 2026 to the current Summary Prospectuses,

Prospectuses and Statement of Additional Information, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN SMID CAP EQUITY FUND. The Board of Trustees (the “Board”) of JPMorgan Trust II has approved the liquidation and dissolution of the Fund on or about November 10, 2026 (the “Liquidation Date”). Effective immediately, in connection with the liquidation and dissolution, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date. Effective October 1, 2026, Distribution (Rule 12b-1) Fees on Fund shares will be waived.

If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator. Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution, provided that they remain eligible to purchase Class A Shares. If shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund within 90 days of the liquidating distribution, no contingent deferred sales charge will be imposed on those new Class C Shares. At the time of the purchase you must inform your Financial Intermediary or the J.P. Morgan Funds that the proceeds are from the Fund.

PURCHASES OF FUND SHARES FROM NEW SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER AUGUST 21, 2026.

PURCHASES OF ADDITIONAL SHARES FROM EXISTING SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER NOVEMBER 4, 2026, EXCEPT FOR CERTAIN DIVIDEND REINVESTMENT PLANS AND AUTOMATIC PURCHASES.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-LIQ-SMID-826